COR DEVELOPMENT, LLC

               NOTICE OF THE ANNUAL MEETING OF MEMBERS

                                 August XX, 2001

               TO THE MEMBERS OF COR DEVELOPMENT, LLC:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Members of
COR Development, LLC, a Kansas limited liability company, will be held on September 17, 2001, at 5:00 p.m., local time, at 13720 Roe, Room 407, Leawood, Kansas 66224, for the following purposes:

1. To amend certain provisions of the Operating Agreement as described in the Proxy Statement;

2.   Ratification of auditors; and

3. To vote upon such other matters as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only members of record at the close of business on August 7, 2001, are entitled to notice of and to vote at the meeting. The stock transfer books will not be closed between the record date and the date of the meeting. A list of members entitled to vote at the Annual Meeting will be available for inspection at the executive offices of COR Development for a period of ten days before the Annual Meeting.

     All members are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to sign and return the enclosed Proxy as promptly as possible in the envelope enclosed for that purpose.

     Any member attending the meeting may vote in person even if he or she has returned a Proxy.

  Sincerely,

  Robert M. Adams
  Manager
  August XX, 2001


  YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF UNITS YOU OWN. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, AND COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                       PROXY STATEMENT
                      TABLE OF CONTENTS

GENERAL                                                 	1
     Revocability of Proxies                      		1
     Solicitation                                       	1
     Deadline for Receipt of Member Proposals          		1
     Record Date and Voting                  			2
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS        		2
SECURITY OWNERSHIP OF MANAGEMENT             			2
MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING         		3
     Proposal One-Amendment of Operating Agreement     		3
     Proposal Two-Amendment of Operating Agreement     		4
     Proposal Three-Amendment of Operating Agreement   		4
     Proposal Four-Amendment of Operating Agreement    		5
     Proposal Five-Ratification of Auditors            		8
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE		8
PLAN OF OPERATION                                      		9
FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMNTATION FEES	9
AUDIT FEES							9
ALL OTHER FEES							10
OTHER MATTERS                                          		10
FORM 10-KSB                                            		10
APPENDIX A - PROXY CARD                      			11

                      COR DEVELOPMENT, LLC
                           13720 Roe
                     Leawood, Kansas 66224


                                 PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF MEMBERS
                    TO BE HELD ON SEPTEMBER 17, 2001

  General

     The enclosed proxy ("Proxy") is solicited on behalf of the Managers of COR Development, LLC, a Kansas limited liability company ("COR
Development" or the "Company"), for use at the Annual Meeting of Members to be held on September 17,2001, (the "Annual Meeting"). The Annual Meeting will be held at 5:00 p.m., local time, at 13720 Roe, Room 407, Leawood, Kansas 66224.

     These proxy solicitation materials were mailed on or about August XX, 2001 to all members entitled to vote at the Annual Meeting.

Revocability of Proxies

Any person giving a Proxy has the power to revoke it at any time before its exercise. It may be revoked by filing with the Managers of COR Development at COR Development's offices, at 13720 Roe, Leawood, Kansas 66224, a notice of revocation or another signed Proxy with a later date. Any person may also revoke his or her Proxy by attending the Annual Meeting and voting in person.

Solicitation

COR Development will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional soliciting materials furnished to members. Copies of solicitation materials will be furnished to fiduciaries, and custodians holding units in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, COR Development may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail will be supplemented by solicitation by telephone, telegram, or other means by managers or employees of COR Development. No compensation will be paid to managers or employees for any such services.


Deadline for Receipt of Member Proposals

Proposals of members of COR Development that are intended to be presented by such members at the 2001 Annual Meeting of Members must be received by COR Development no later than September 3, 2001, in order that they may be presented at that meeting.

Record Date and Voting

There are two classes of securities, common units and preferred units. On July 25, 2001, 252,350 common units (individually, a "Common Unit" and collectively, the "Common Units") and 596,803 preferred units (individually, a "Preferred Unit"and collectively, the "Preferred Units") were outstanding. Abstentions are counted as present for the purpose of determining the presence of a quorum for the transaction of business. Each member is entitled to one vote for each Common Unit or Preferred Unit held. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes and abstentions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

(1)               (2)            	(3)           (4)
Title of Class  Name and       		Number of     Percent of class
               	Address of     		Shares
                Beneficial     		Beneficially
                Owner          		Owned

Preferred      Robert Kirkpatrick  	60,000        10%
               P.O. Box 130
               Louisburg, KS 66053



SECURITY OWNERSHIP OF MANAGEMENT

(1)            	(2)            		(3)            (4)
Title of Class Name and       		Number of      Percent of class
               Address of          	Shares
               Beneficial          	Beneficially
               Owner               	Owned

Preferred      Managers as a Group 	42,500       	7.1%

Preferred      Robert M. Adams     	1,500           0.2%
               12340 High Dr.,
               Leawood, KS 66209

Preferred      Fred Ball      		25,000         	4.2%
               5300 Speaker Road,
               Kansas City, KS 66106

Preferred      Steven L. Eginoire  	10,000         	1.7%
               12512 Sherwood
               Leawood, KS 66209

Preferred      John Scott Harrison 	5,000           0.8%
               5641 Suwanee
               Fairway, KS 66205

Preferred      James M. Selle 		1,000           0.2%
               214 W. 114th Street
               Kansas City, MO 64114


Common         Managers as a Group 	12,000          4.7%

Common         Robert M. Adams          1,500           0.6%
               12340 High Dr.,
               Leawood, KS 66209

Common         Steven L. Eginoire       10,000          4%
               12512 Sherwood
               Leawood, KS 66209

Common         Arthur E. Fillmore       500       	0.2%
               4435 Main Street
               Kansas City, MO 64111


As used in this table, the term "beneficial ownership" means sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days. More than one person may be deemed to have beneficial ownership of some securities.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

The Operating Agreement of COR Development has an inconsistency regarding who may determine if distributions are to be made to the holders of the common units or the preferred units and a provision regarding compensation of a member that may limit the Managers' ability to employ any member and compensate him or her appropriately. The Managers believe that it is necessary to eliminate this inconsistency and to amend the other provision.
Section 6.2(iii) of the Operating Agreement provides that the members of COR Development determine if a distribution is to be made to the holders of the common units or the preferred units. In other provisions of the Operating Agreement, the Managers are given the authority to determine if these distributions are to be made. Section 6.2(vi) of the Operating Agreement provides that the members of COR Development determine if any compensation should be paid to a member for services. Because members will generally only be able to act at an annual or special meeting with notice having to be printed and sent out to all members, the cost for the members to make this determination would be much greater than the Managers meeting to make that determination. As well, because the Managers may wish at some time to employ a member for his or her services, the Managers' ability to do so would be greatly limited if a meeting of the members had to be called before the Managers could employ that person and compensate him or her appropriately. Finally, our accountants have recommended technical changes in Article VIII to properly allow for the allocation of profit and loss. A new restated
Article VIII is proposed. Finally we ask for your ratification of our selection of the CPA firm of Marks Nelson Vohland & Campbell, LLC, PA as our auditors.

PROPOSAL ONE - AMENDMENT OF OPERATING AGREEMENT

The Managers propose that the following Section of the Operating
Agreement be amended:

The first sentence of Section 5.1.3.1 of the Operating Agreement would be changed to read as follows:

Subject to the limitations set forth in this Agreement, the holders of the Preferred Units shall be entitled to receive cumulative preferred return per annum as set forth below from funds legally available therefore, when, as and if declared by the Managers.

The Managers recommend that the members vote FOR this amendment of the Operating Agreement of COR Development.

PROPOSAL TWO - AMENDMENT OF OPERATING AGREEMENT

The Managers propose that the following Section of the Operating
Agreement be amended as follows:

Section 6.2(iii) of the Operating Agreement will be deleted.

The Managers recommend that the members vote FOR this amendment of the Operating Agreement of COR Development.

PROPOSAL THREE - AMENDMENT OF OPERATING AGREEMENT

The Managers propose that the following Section of the Operating
Agreement be amended as follows:

Section 6.2(vi) of the Operating Agreement will be deleted.

The Managers recommend that the members vote FOR this amendment of the Operating Agreement of COR Development.

If the foregoing two subsections of Section 6.2 of the Operating
Agreement are deleted, the last paragraph of Section 6.2 of Operating Agreement would be amended to read as follows:

Notwithstanding the foregoing, no act shall be taken, sum expended, decision made or obligation incurred by the Company or the Managers, with respect to a matter deemed to be a major decision (hereinafter called "Major Decisions"), as enumerated below, unless such Major Decision has been approved by a majority of the Members. The Major Decisions are:

i.  The amendment, alteration or revision of this Operating
Agreement;

ii .The adoption or assumption of any contractual or other obligation, the value of which exceeds $5,000,000.00;

iii. The making of the Company as a surety, guarantor or accommodation party to any transaction, agreement or obligation;

iv. The assignment, transfer, pledge, release or compromise of any claims or debts due to the Company in excess of $5,000,000.00; and

v. Any other decision or action which by any provision of this Operating Agreement is required to be approved by the Members.

PROPOSAL FOUR - AMENDMENT OF OPERATING AGREEMENT

The Managers recommend that the current Article VIII be deleted in its entirety and that the following Article VIII be substituted therefore:

ARTICLE VIII. ALLOCATION OF PROFITS AN LOSSES

Section 8.1 Definitions Regarding Allocations. For purposes of this Article VIII the following terms have the following meanings:

(A) "Adjusted Capital Account Balance" means the balance (be it positive or negative) which would be obtained by adding to a Member's or Successor's Capital Account balance such Member's or Successor's share of the "Company Minimum Gain"and "Member Nonrecourse Debt Minimum Gain" (as hereinafter defined and determined in accordance with Treasury Regulation 1.704-2).

(B) "Agreed Contribution Amount" means, as of the end of the applicable whole or partial fiscal year of the Company, the amount (if any) which the Member's or Successor in question would be required to contribute to the Capital of the Company pursuant to Section 8.1 hereof if the Company's assets were wholly worthless and a call made under Section 8.1 to generate the funds necessary to pay off all of the Company's liabilities (other than "nonrecourse liabilities" as that term is used in the Treasury Regulation promulgated under Section 752 of the Code).

(C) "Net Loss" for a whole or partial fiscal year of the Company means the excess, if any, of (1) the sum of the Company's items of deduction except interest expenses (excluding all items of deduction and loss allocated pursuant to Section 8.2) for such period over (2) the sum of the Company's items of income and gain (excluding all items of income and gain allocated pursuant to Section 8.2) for such period.

(D) "Net Profit" for a whole or partial fiscal year of the Company means the excess, if any, of (1) the sum of the Company's items of income and gain (excluding all items of income and gain allocated pursuant to Section 8.2) such period over (2) the sum of the Company's items of deduction except interest expenses and loss (excluding all items of deduction and loss allocated pursuant to Section 8.2) for such period.

(E) "Nonrecourse Deductions" has the same meaning assigned to such phrase in Treasury Regulation 1.704-2.

(F) "Company Minimum Gain" has the same meaning assigned to such phrase under Treasury Regulation 1.704-2.

(G) "Member Nonrecourse Debt Minimum Gain" has the same meaning assigned to such phrase under Treasury Regulation 1.704-2

(H) "Member Nonrecourse Deductions" has the same meaning assigned to such phrase under Treasury Regulation 1.704-2.

(I) "Preferred Unit Amount" means the amount which is the sum of (1) a Preferred Unit Member or Successor's Contribution Account balance (if any), plus (2) such Member's or Successor's Undistributed preferred Return (if any), determined as of the last day of the whole or partial fiscal year or other period in question.

(J) "Residual Capital Account Balance" means the excess (if any) of the amount of a Successor's positive Adjusted Capital Account Balance over such Partner's of Successor's Preference Capital Amount.

(K) "Interest Expense" means all items of deduction incurred by the Company that represents the cost of borrowing funds of any nature.

(L) "Gross Income" means the sum of all items of income and gain recognized by the Company during any fiscal year

Section 8.2     Nonrecourse Deductions: Minimum Gain Chargebacks

(A) Special Allocation: Any Interest Expense that is incurred by the Company during each fiscal year shall be allocated to the Common Unit Holders in their relative Contribution Percentages.

(B) Gross Income Allocation: Amounts of Gross Income shall first be allocated to the Preferred Unit Holders, in their relative Contribution Percentages, in an amount that causes their Adjusted Capital Account Balances to be the same as the balance of their Preferred Unit Amount.

(C) The Partnership's Nonrecourse Deductions (if any) for each fiscal year of the Company shall, subject to Section 8.4 (relating to among other things, allocations to take into account book/tax disparities), be allocated to common members for both book and tax purposes, in accordance with their relative Distribution Percentages during such period. The Company's Member Nonrecourse Deductions (if any) shall be allocated among the Members accordance with Treasury Regulation 1.704-2(i).

(D) If there is a net decrease in Company Minimum Gain and/or Member Nonrecourse Debt Minimum Gain during a fiscal year of the Company, then prior to making the other allocations provided for in this Article IV for such fiscal year, the Member shall be allocated items of income and gain for such year in the manner and relative amounts (if any) required by the applicable provisions of Treasury Regulation 1.704-2 regarding "minimum gain chargebacks" and/or the "chargeback of partner nonrecourse debt minimum gain," as applicable.

(E) The allocations set forth in the foregoing provisions of this Section 8.2 shall be made after taking into account all distributions of Company Operating Proceeds made through the end of the period in question.

Section 8.3    Allocation of Net Profit and Net Loss. Subject to Section
8.4, the Company's Net Loss or Net Profit (as the case may be) for each fiscal year of the Company shall, after taking into account (and adjusting the Member's Capital Accounts for) all distributions of Operating Proceeds made through the end of the period in question, and all allocations pursuant to
Section 8.2 for the period in question, but prior to making distributions of Dissolution Proceeds be allocated among the Partners as follows:

(A) If there is a Net Loss for such fiscal year, such Net Loss shall be allocated as follows and in the following order of priority:

(1) First, to the Common Unit Member and Successors, in the relative amounts, and up to the aggregate amount, necessary so that their Residual Capital Account Balances (if any) will be in the ratio of their Distribution Percentages;

(2) Next, to the Common Unit Member and Successors, in the ratio of Their Residual Capital Account Balances, up to the aggregate amount necessary to reduce such Residual Capital Account Balances to zero;

(3) Next, to the Preferred Unit Member and Successors, in the ratio of their Residual Adjusted Capital Account Balances, up to the aggregate amount necessary to reduce their Adjusted Capital Account Balances to zero;

(4)  Next, among the Members and Successors with Agreed Contribution
Amounts, in the ratio of such Agreed Contribution Amounts, up to the aggregate amount of such Agreed Contribution Amounts; and

(5) Then, any remaining Net Loss to the Members in proportion to their respective Distribution Percentages.

(B) If there is a Net Profit for such fiscal year, such Net Profit shall be allocated as follows and in the following order of priority:

(1) First, to the Common Unit Member and Successors with negative Adjusted Capital Account Balances (if any), in the ratio of such negative Adjusted Capital Account Balances, up to the amount necessary to restore all such Adjusted Capital Account Balances to zero;

(2) Next, to the Common Unit Member and Successors in the relative amounts, and up to the aggregate amount (if any) necessary so that the Capital Account Balances of the Common Unit Members will be in the ratio of their respective Distribution Percentages.

Section 8.4    Allocations with Respect to Tax Matters.

(A) Solely for tax purposes, income, gain, loss and deduction with respect to property contributed to the Company by any Member or Successor shall be allocated in accordance with Section 704(c) of the Code, Treasury Regulations issued thereunder, and Treasury Regulation 1.704-1(b)(2)(iv)(g), so as to take account of any variation between the basis of the property to the Company and its fair market value at the time of contribution.

(B) For purposes of determining shares of nonrecourse liabilities of the Company under Treasury Regulation 1.752-3(a)(3), it is hereby specified (in accordance with such Treasury Regulation) that the percentage interest in Company profits of each Member or Successor is the same as his Distribution Percentage.

(C) If the Company "revalues" its property under the provisions of Treasury Regulation 1.704-1(b)(2)(iv)(f), the Capital Accounts shall be adjusted in accordance with Treasury Regulation 1.704-1(b)(2)(iv)(g) for allocations of depreciation, depletion, amortization and gain or loss, as computed for book purposes, with respect to so much of the Company's property as has been subject to such "revaluation" as that term is used in Treasury Regulation 1.704-1(b)(2)(iv)(f) (the "Revalued Property"). The distributive shares of the Members and Successors of depreciation, depletion, amortization and gainor loss with respect to Revalued Property, as computed for tax purposes, shall be determined so as to take account of the variation between the adjusted tax basis and book value of such Revalued Property in the same manner as under
Section 704(c) of the Code.

(D) If during any taxable year of the Company there is a change in the Interest of any Member or Successor in the Company, then the Manager shall cause the allocations of the Company's income, gains, losses, deductions and credits (and items thereof) to be made in a manner which takes into account the varying interests of the Members and Successors in the Company during such taxable year in accordance with Code Section 706(d) and the Treasury Regulations thereunder.

(E) The Managers are hereby authorized and directed to specially allocate items of income, gain, loss and deduction among the Members during any fiscal year of the Company and/or upon the Company's liquidation and termination (in any reasonable manner which it determines appropriate) so as to cause the Members Capital Accounts to be consistent with the manner in which they agreed to share distributions hereunder (as reflected in Article VIII and Section 8.3). Each Member agrees that he will not (1) file any federal, state or local income tax return which would be inconsistent or at variance herewith, or (2) challenge or contest the validity or propriety of the allocations made under the authority of this Paragraph by the Manager.

Section 8.5    Special Gross Income Allocation

Notwithstanding the allocations made pursuant to sections 8.2, 8.3 or 8.4, should in any year a distribution be made to a Preferred Unit Holder in an amount that would cause their Adjusted Capital Account Balance to be reduced below zero and in such a year there is insufficient amounts of Gross Income to allocate to bring their Adjusted Capital Accounts to zero, then items of Gross Income shall be "created" and allocated to them in an amount sufficient to cause their Adjusted Capital Account Balances to be zero. The offsetting items of deductions "created" shall be allocated to the Common Unit Holders in their respective contribution percentages.

PROPOSAL FIVE - RATIFICATION OF AUDITORS

The Managers recommend that you ratify their selection of the CPA firm of MarksNelson Vohland & Campbell, LLC, PA ("MNVC"), 4601 College Blvd., Leawood,Kansas 66211, as our auditors. MNVC has extensive experience in Public accounting, including significant experience in auditing the financial records of public companies such as COR Development. The Audit Committee has determined that MNVC is independent from COR Development (and MNVC's auditing performance would be independent from COR Development), as required by the AICPA and the SEC. We have paid MNVC a total of $2,480.00 for non-audit consulting services in 2000. No other fees for audit or non-audit services were paid to MNVC during 2000. We ask that you ratify their one-year appointment as our auditors.

The Managers recommend that the members vote FOR this amendment of the Operating Agreement of COR Development.

Approval of an amendment to the Operating Agreement requires a majority vote of the members.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Securities Exchange Act of 1934 ("Section 16(a)") requires COR Development's directors and executive officers and persons who own more than 10 percent of a registeredclass of COR Development's equity securities to file with the Securities and ExchangeCommission ("SEC") initial reports of ownership and reports of changes in ownership ofCOR Development Common Shares and other equity securities. Officers, directors andgreater-than-ten percent shareholders are required by SEC regulations to furnish COR Development with copies of all
Section 16(a) forms they file.

To COR Development's knowledge, based solely on review of the copies of any such reports furnished to COR Development and written representations that no other reports werere quired, all Section 16(a) filing requirements applicable to its officers, directors and greater-than-ten percent beneficial owners were complied with on a timely basis during the fiscal year.

PLAN OF OPERATION

For the next twelve (12) months, COR Development will be actively
Involved in the development of the 47 acres that were purchased in part with the proceeds of the offering of the Common Units and the Preferred Units. During the next few months, COR Development will be finalizing the site plans for the building of the facilities for the office, retail and hotel space. We will then be conducting meetings with the staff of the City of Leawood, Kansas and meetings with adjacent property owners in preparation for receiving approval of the site plans and receiving building permits for the construction of the facilities.

We will employ a construction company for the construction of the facilities and the overall management of the construction. As of this date, we have selected Walton Construction Co., Inc. to act as the general contractor for the building of the facilities. As of this date, we also have selected a company to serve as the entity to assist with securing the approval of the site plans and to obtain tenants for the facilities.

During the coming twelve months, construction will commence on the facilities. This construction will involve selective demolition, earthwork, construction of underground duct and utility structures, construction of sanitary sewerage and storm drainage and installation of pavement.

At this time, we have sufficient cash to proceed forward with the development of the real estate until we obtain a construction loan. We anticipate obtaining a construction loan at the end of the current calendar year or at the beginning of the next calendar year. We currently anticipate that the principal amount of the construction loan will be approximately $39,000,000. This construction loan will provide sufficient funds to proceed with the construction. If a construction loan is not obtained, we will not be able to continue with the construction of the facilities.

Based upon the current site plans, there will be approximately 500,000 square feet of retail and office space. The facilities will be on 36 acres. The current site plans will include a 120-room hotel, 197,000 square feet of retail space, 243,000 square feet of office space, a bank and five restaurants. The current site plans provide more square feet of retail and office space then originally anticipated in the prospectus which indicated a combined 329,000 square feet of retail and office space. The reconfiguration of the facilities on the property has allowed for more space to use and to rent.

The construction will continue for an extended time. We anticipate that the construction of all of the facilities should occur in 2005.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

COR Development did not engage MNVC (or any other independent auditors) to provide advice to COR Development regarding financial information systems design and implementation during the current fiscal year.

AUDIT FEES

Upon recommendation of the Audit Committee (composed at such time of Messrs. Frederick Ball, John Scott Harrison and Robert Adams), the Board of Directors has selected the firm of MNVC, as independent certified public accountants to examine and report upon the financial statement of COR Development for the fiscal year ending in 2001. Such selection is subject to the negotiation of a reasonable fee for services to be rendered by the firm. A representative of MNVC is expected to be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he/she so desires.

The aggregate fees billed for professional services rendered to COR Development by its independent accountants MNVC during fiscal year 2000 were as follows:

     Fees for Audit of Fiscal 2000 Financial Statement and       N/A
     for Reviews of Quarterly Financial Statements

     Fees for Information Systems Designs and Implementation     N/A
     Services

     Fees for All Other Non-Audit Services                  $2,480.00

ALL OTHER FEES

Fees billed to COR Development by MNVC during fiscal year 2000 for all other non-audit services rendered to COR Development, including tax related services, totaled $2,480.00. In connection with the recently revised standards for independence of COR Development's independent public accountants promulgated by the SEC, the Audit Committee has considered whether the provisions of such services is compatible with maintaining the independence of MNVC.

OTHER MATTERS

COR Development knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Managers may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

FORM 10-KSB

COR Development did not file an Annual Report for 2000 on Form 10-KSB with the Securities and Exchange Commission (the "SEC") because no sales of the Common Units or the Preferred Units were actually consummated in calendar year 2000. For calendar year 2001 and the years thereafter as required by the SEC, COR Development will be required to file an Annual Report.

COR Development knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Managers may recommend. Discretionary authority with respect to such other matters, is granted by the execution of the enclosed Proxy.


  Dated:  August XX, 2001          THE MANAGERS OF COR
                         	   DEVELOPMENT, LLC

                         	   /S/ Arthur E. Fillmore, II
                     		   __________________________

                          APPENDIX A


Leawood, Kansas

			COR DEVELOPMENT, LLC

		   Proxy Solicited by the Managers
		  For the Annual Meeting of Members
		    To Be Held September 17, 2001

     The undersigned hereby constitute(s) and appoint(s) the Managers of COR Development, LLC, a Kansas limited liability company, and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and to vote all of the undersigned's' Common Units and/or Preferred Units of COR Development, LLC (the "Units") at the Annual Meeting of Members to be held at 13720 Roe, Leawood, Kansas 66224 on September 17, 2001 at 5:00 p.m. Central Daylight Time, and at any and all adjournments thereof as specified below and on any other matters that may properly come before the meeting:

     (1)  Proposal One - Amendment of Operating Agreement (Section
     5.1.3.1 of the Operating Agreement):

          ( ) For        ( ) Against         ( ) Abstain

     (2) Proposal Two - Amendment of Operating Agreement (Section 6.2(iii) of the Operating Agreement):

          ( ) For        ( ) Against         ( ) Abstain

     (3) Proposal Three - Amendment of Operating Agreement (Section 6.2(vi) of the Operating Agreement):

          ( ) For        ( ) Against         ( ) Abstain

     (4) Proposal four - Amendment of Operating Agreement (Section 8 of the Operating Agreement):

          ( ) For        ( ) Against         ( ) Abstain

     (5)  Proposal five - Ratification of Auditors:

          ( ) For        ( ) Against         ( ) Abstain

All as set forth in the Proxy Statement.

In their discretion, the proxies are authorized to vote upon such other business as may lawfully come before the meeting; hereby revoking any proxies as to said Units heretofore given by the undersigned and ratifying and confirming all that said attorneys and proxies may lawfully do by virtue hereof.

     It is understood that this proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the Notice of Annual Meeting of Members to the undersigned. The proxies and attorneys intend to vote the Units represented by this proxy on such matters, if any, as determined by the Managers.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Members and the Proxy Statement furnished therewith.


Dated and signed: __________ ___ , 2001.


______________________________

______________________________
     Signatures of Members

Signature(s) should agree with name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing


This proxy is solicited on behalf of the Managers. Please sign and return this Proxy to Robert M. Adams, 13720 Roe, Leawood, Kansas 66224. The giving of a proxy will not affect your right to vote in person if you attend the meeting.